UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2024

Air Products and Chemicals, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Air Products Boulevard

Allentown, Pennsylvania 18106-5500

(Address of principal executive offices and zip code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange
4.000% Euro Notes due 2035	APD35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 28, 2024, Air Products and Chemicals, Inc. (the “Company”) entered into a five-year dollar equivalent $3.0 billion revolving credit agreement with a syndicate of banks (the “Five-Year Credit Agreement”) and a 364-day dollar equivalent $500 million revolving credit agreement with a syndicate of banks (the “364-Day Credit Agreement” and, together with the Five-Year Credit Agreement, the “Credit Agreements”). Senior unsecured debt is available to both the Company and certain of its subsidiaries under the Credit Agreements. The Credit Agreements will provide a source of liquidity for the Company and support its commercial paper program. The Five-Year Credit Agreement replaces the Company’s existing $2.75 billion revolving credit agreement dated March 31, 2021, as subsequently amended (the “Prior Agreement”), which was terminated upon execution of the Five-Year Credit Agreement. No borrowings were outstanding under the Prior Agreement at the time of its termination and no early termination penalties were incurred.

The Company unconditionally guarantees the payment of all loans made under the Credit Agreements to its subsidiary borrowers, if any. Amounts outstanding under the Credit Agreements may be accelerated for typical defaults, including the non-payment of amounts due under the applicable Credit Agreement, the non-payment of material judgments or debt obligations and certain bankruptcy events.

The foregoing description of the Credit Agreements does not purport to be complete and is qualified in its entirety by reference to the Five-Year Credit Agreement and the 364-Day Credit Agreement, copies of which will be filed as exhibits to our Quarterly Report on Form 10-Q for the period ending March 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: March 28, 2024	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President, General Counsel and Secretary